UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2025

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Enterprise, Suite 200 Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series H Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRH	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the restructuring by Sunstone Hotel Investors, Inc. (the “Company”) of its executive team, the Company has determined to eliminate the position of Chief Operating Officer from its management structure. As a result, Chris Ostapovicz will depart from his position as Chief Operating Officer of the Company, effective January 21, 2025. The responsibilities previously performed by the Chief Operating Officer will be assumed by the Company’s President and Chief Investment Officer and other members of the Company’s executive team. Following his departure, Mr. Ostapovicz has agreed to cooperate with the Company through January 31, 2025, to provide transition assistance in connection with the Company’s management restructuring. The Company and Mr. Ostapovicz entered into a Separation Agreement and General Release (the “Separation Agreement”) pursuant to which, subject to Mr. Ostapovicz’s execution and non-revocation of a general release of claims and his continued compliance with certain terms and conditions set forth in the Separation Agreement, Mr. Ostapovicz will receive the following payments and benefits: (i) a cash payment in an amount equal to two times the sum of Mr. Ostapovicz’s base salary and target bonus for 2024, (ii) accelerated vesting of restricted stock and performance-vesting restricted stock unit awards covering an aggregate of 132,270 shares of the Company’s common stock, (iii) continued health insurance coverage under COBRA for Mr. Ostapovicz, his spouse and dependents for up to eighteen months.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: January 22, 2025	By:	/s/ Aaron R. Reyes
Aaron R. Reyes Principal Financial Officer and Duly Authorized Officer